UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Atlantic Power Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Atlantic Power Corporation Announces Authorization of I Squared Transaction by Federal Energy Regulatory Commission

DEDHAM, MASSACHUSETTS – April 5, 2021 – Atlantic Power Corporation (NYSE: AT) (TSX: ATP) (“Atlantic Power” or the “Company”) announced today that on April 2, the Federal Energy Regulatory Commission approved the previously announced proposed transaction between Atlantic Power and certain affiliates (collectively the “Purchasers”) of infrastructure funds managed by I Squared Capital Advisors (US) LLC (the “Transaction”).

As previously announced on January 14, 2021, Atlantic Power and certain of its subsidiaries have entered into an arrangement agreement (the “Arrangement Agreement”) with the Purchasers. Under the terms of the Arrangement Agreement, at the effective time of the arrangement (the “Arrangement”), among other things, holders of Atlantic Power common shares (the “Common Shares”) will receive US$3.03 per share in cash for each Common Share that they own. The Transaction remains subject to the satisfaction of certain conditions, including, among others, approval by common shareholders and convertible debentureholders of Atlantic Power and preferred shareholders of its subsidiary, Atlantic Power Preferred Equity Ltd. (“APPEL”), court approval of the Transaction, and other customary closing conditions.

About Atlantic Power

Atlantic Power is an independent power producer that owns power generation assets in eleven states in the United States and two provinces in Canada. The Company's generation projects sell electricity and steam to investment-grade utilities and other creditworthy large customers predominantly under long–term PPAs that have expiration dates ranging from 2021 to 2043. The Company seeks to minimize its exposure to commodity prices through provisions in the contracts, fuel supply agreements and hedging arrangements. The projects are diversified by geography, fuel type, technology, dispatch profile and offtaker (customer). Approximately 75% of the projects in operation are 100% owned and directly operated and maintained by the Company. The Company has expertise in operating most fuel types, including gas, hydro, and biomass, and it owns a 40% interest in one coal project.

Atlantic Power’s shares trade on the New York Stock Exchange under the symbol AT and on the Toronto Stock Exchange under the symbol ATP. For more information, please visit the Company’s website at www.atlanticpower.com or contact:

Atlantic Power Corporation
Investor Relations
(617) 977-2700
info@atlanticpower.com

Copies of the Company’s financial data and other publicly filed documents are available on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml under "Atlantic Power Corporation" or on the Company's website.

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Cautionary Note Regarding Forward-Looking Statements

Certain statements in this news release may constitute forward-looking information or forward-looking statements within the meaning of applicable securities laws (collectively, "forward-looking statements"), which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects. These statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of the words "plans", "expects", "does not expect", "is expected", "budget", "estimates", "forecasts", "targets", "intends", "anticipates" or "does not anticipate", "believes", "outlook", "objective", or "continue", or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results, "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Please refer to the factors discussed under "Risk Factors" and "Forward-Looking Information" in the Company's periodic reports as filed with the U.S. Securities and Exchange Commission (the "SEC") from time to time for a detailed discussion of the risks and uncertainties affecting the Company. Although the forward-looking statements contained in this news release are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Additional Information about the Arrangement and Where to Find It

This news release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This news release is being made in respect of the Transaction involving Atlantic Power, APPEL and the Purchasers pursuant to the terms of the Arrangement Agreement and may be deemed to be soliciting material relating to the Arrangement. In connection with the Transaction, Atlantic Power has filed a management information circular and proxy statement relating to a special meeting of the holders of Common Shares with the SEC and Canadian Securities Administrators. Additionally, Atlantic Power has and will file other relevant materials in connection with the Transaction with the SEC. Securityholders of Atlantic Power are urged to read the management information circular and proxy statement regarding the Transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the Transaction because they contain important information about the Transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement have been mailed to holders of Atlantic Power’s Common Shares. Holders of Atlantic Power’s Common Shares are able to obtain a copy of the management information circular and proxy statement, and the filings with the SEC and Canadian Securities Administrators that are incorporated by reference into the management information circular and proxy statement, as well as other filings containing information about the Transaction and the parties to the Arrangement Agreement made by Atlantic Power with the SEC and Canadian Securities Administrators free of charge on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, or on Atlantic Power’s website at www.atlanticpower.com. Information contained on, or that may be accessed through, the websites referenced in this news release is not incorporated into and does not constitute a part of this news release. These website addresses are included only as inactive textual references and are not intended to be active links.

Participants in the Solicitation

Atlantic Power and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Atlantic Power’s Common Shares in respect of the Transaction. Information about Atlantic Power’s directors and executive officers is set forth in Atlantic Power’s Annual Report on Form 10-K, which was filed with the SEC and Canadian Securities Administrators on March 4, 2021. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the Transaction.

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